Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 30 – May 3, 2009

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements		N/A
Cash disbursements journals		N/A
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Blake Tohana
Signature of Authorized Individual*	Date

Blake Tohana	EVP & CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 30 - May 3, 2009

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1).  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	2,800,836	0		640,000	3,440,836		801,229
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE	3,093				3,093		5,247
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)	7,512,684			84	7,512,768		9,780,693
TRANSFERS (FROM DIP ACCTS)	1,725,000				1,725,000		14,725,000

TOTAL RECEIPTS	9,240,777			84	9,240,861		24,510,940

NET PAYROLL	222,034				222,034		508,534
PAYROLL TAXES	170,552				170,552		336,171
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES							10,869
INSURANCE	2,903,482				2,903,482		4,240,228
ADMINISTRATIVE	789,753				789,753		1,075,354
SELLING
OTHER (ATTACH LIST)	6,824,086				6,824,086		17,369,223

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)				95,528	95,528		95,528

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	10,909,907			95,528	11,005,435		23,635,907

NET CASH FLOW	(1,669,130)			(95,444)	(1,764,574)		875,033
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	1,131,706			544,556	1,676,262		1,676,262

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS (LESS TRANSFERS TO OTHER ACCOUNTS)		$11,005,435
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$(95,528)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$10,909,907

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 30 – May 3, 2009

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
BALANCE PER BOOKS	#	#	#	#

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE*

*Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER (RECEIPTS)
Foreign Exchange Revaluation		(2,825)
Funding from various business units		7,050,000
Interest on various bank accounts		177						84
ATM Revenue		26,612
Investment Interest		93
GST Refund		286,384
Various cash receipts		3,127
Refund from ADP Canada		13,588
Sale of GLD liquor license		40,000
Transfer from Utility Account		95,528

OTHER (DISBURSEMENTS)
Reversal of held checks		(2,088)
401K payments/advances		222,610
Cash Advanced to various business units		6,528,870
Employee Travel Expenses		74,694

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 30 – May 3, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
None

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 30 — May 3, 2009

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising	2,626	(23,181)
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs	54,388	105,651
Insider Compensation*	52,904	(114,592)
Insurance	3,608	108,681
Management Fees/Bonuses	(1,240,258)	(2,469,825)
Office Expense	30,559	16,290
Pension & Profit-Sharing Plans
Repairs and Maintenance	25,328	44,887
Rent and Lease Expense	18,026	86,236
Salaries/Commissions/Fees	298,692	587,422
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment	56,467	209,696
Utilities
Other (attach schedule)	(61,959)	387,604
Total Operating Expenses Before Depreciation	(759,619)	(1,061,131)
Depreciation/Depletion/Amortization	1,861,844	3,484,101
Net Profit (Loss) Before Reorganization Items	(1,102,225)	(2,422,970)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	(29,670)	(53,763)
Interest Expense	4,494,328	8,095,661
Other Expense (attach schedule)	23,532	1,043,163
Net Profit (Loss) Before Reorganization Items	(5,590,415)	(11,508,031)
REORGANIZATION ITEMS
Professional Fees	154,230	154,230
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes		4,621,440
Net Profit (Loss)	$(5,744,645)	$(16,283,701)

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 30 — May 3, 2009

STATEMENT OF OPERATIONS - continuation sheet

	Month	Cumulative Filing to Date
BREAKDOWN OF “OTHER” CATEGORY

Other Expenses
Write Off of Deferred costs	1,032	816,635
Other	22,500	226,528

Other Operational Expenses

Other Income
ATM Revenues	26,612	50,680
Other Miscellanceous	3,058	3,083

Other Operating Expenses
Memberships & Subscriptions	4,474	8,218
Audit	(349,999)	(233,333)
Tax Fees	55,495	141,018
Legal Expenses	—	135,859
Consulting Fees	47,170	70,829
Shareholder Info	—	28,433
Trademarks & Logos	1,150	2,282
Filing & Lobbying	1,458	5,083
MSI Intercompany Fees	61,632	123,254
Bank Service Charges	22,513	35,884
Foreign Exchange (Gain) / Loss	94,148	70,077
Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 30 — May 3, 2009

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	1,136,912	806,435
Restricted Cash and Cash Equivalents (see continuation sheet)	544,556
Accounts Receivable (Net)	257,258	539,865
Notes Receivable
Inventories
Prepaid Expenses	3,527,625	4,201,995
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$5,466,351	$5,548,295
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment	10,978,618	10,972,271
Leasehold Improvements
Vehicles
Less Accumulated Depreciation	(9,370,954)	(9,299,978)
TOTAL PROPERTY & EQUIPMENT	$1,607,664	$1,672,293
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)	1,042,802,685	1,031,552,318
TOTAL OTHER ASSETS	$1,042,802,685	$1,031,552,318
TOTAL ASSETS	$1,049,876,700	$1,038,772,906

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable	1,777,330
Taxes Payable (refer to FORM MOR-4)
Wages Payable	13,398
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments	16,521,058
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)	9,242,065	6,269,666
TOTAL POSTPETITION LIABILITIES	$27,553,851	$6,269,666
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	219,936,279	216,123,174
Priority Debt
Unsecured Debt	227,828,174	225,537,969
TOTAL PRE-PETITION LIABILITIES	447,764,453	441,661,143

TOTAL LIABILITIES	$475,318,304	$447,930,809
OWNER EQUITY
Capital Stock	701,630,421	701,630,421
Additional Paid-In Capital	4,149,000	4,149,000
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition	(114,937,324)	(114,937,324)
Retained Earnings - Postpetition	(16,283,701)
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$574,558,396	$590,842,097
TOTAL LIABILITIES AND OWNERS EQUITY	$1,049,876,700	$1,038,772,906

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 30 — May 3, 2009

BALANCE SHEET - continuation sheet

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets

Other Assets
Investments in subsidiaries	524,880,631	523,543,107
Income Taxes Receivable	38,269,151	42,890,591
Deferred taxes Receivable	67,698,850	67,698,850
Other Assets	11,440,953	8,178,857
Intercompany Receivable from MEC Holdings (USA) Inc.	3,768,936	3,769,683
Intercompany Payable to MEC Holdings (Canada) Inc.	(384,107)	(358,867)
Intercompany Receivable from MEC Dixon Inc.	15,335,489	15,335,309
Intercompany Receivable from Magna Racino	502,359	484,635
Intercompany Receivable from Santa Anita Co. Inc.	71,738,136	72,999,028
Intercompany Payable to San Luis Rey Downs	(7,037,934)	(7,106,529)
Intercompany Payable to Pacific Racing	(764,012)	(1,406,389)
Intercompany Payable to Bay Meadows	(23,818,104)	(23,818,104)
Intercompany Receivable from Lone Star Park	3,268,099	1,909,994
Intercompany Receivable from Gulfstream Park	105,063,565	105,212,712
Intercompany Receivable from GPRA Training Center	79,740,572	79,655,973
Intercompany Receivable from GPRA Commercial Enterprises Inc.	23,084,458	17,930,982
Intercompany Payable to Sunshine Meadows Racing	(458,456)	(458,456)
Intercompany Receivable from MJC Laurel Park	34,933,834	34,313,644
Intercompany Receivable from MJC Pimlico	16,445,965	13,486,004
Intercompany Receivable from MJC Bowie	802,473	789,365
Intercompany Receivable from Remington Park	18,383,368	20,986,871
Intercompany Receivable from Thistledown	13,119,727	12,843,147
Intercompany Payable to MEC Racing Pennsylvania Inc.	(2,805,016)	(2,814,367)
Intercompany Receivable from Pennsylvania Racing Services Inc.	3,735,914	3,403,680
Intercompany Receivable from MEC Oregon Racing	13,422,256	13,004,877
Intercompany Receivable from Multnomah	800,822	800,822
Intercompany Receivable from MI Racing Inc.	18,503,763	18,541,298
Intercompany Receivable from DLR Inc.	1,001,180	1,001,081
Intercompany Receivable from OTL Inc.	115,602	115,552
Intercompany Payable to MGE	(20,964,540)	(20,780,578)
Intercompany Receivable from MI Developments	472,670	983,490
Intercompany Receivable from 1180482 Ontario Inc.	2,169	2,169
Intercompany Receivable from MEC Bedding	10,283,917	10,273,706
Intercompany Receivable from MEC Land Holdings	8,940,621	8,940,621
Intercompany Payable to Palm Meadows Residential	(1,920,119)	(1,920,119)
Intercompany Payable to XpressBet	(21,228,878)	(22,065,651)
Intercompany Receivable from HRTV	35,908,662	36,759,971
Intercompany Payable to Fontana Housing	(27,785,714)	(27,682,115)
Intercompany Receivable from SBI	230,300	230,300
Intercompany Receivable from MEC Maryland Investment Inc.	18,027,915	18,027,915
Intercompany Receivable from MEC NY Acquisitions, Inc.	9,330	9,330
Intercompany Receivable from Amtote	10,037,878	5,839,929

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities
Audit Accrual	237,840	471,172
Tax Accrual	305,832	269,166
Group RSP	46,961	38,183
Due to Magna International Inc.	998,167	1,109,176
Interest Accrual on Convertible Debentures	7,051,354	3,855,417
Interest on BMO Loan	257,610
Estimated IBNR	7,000	7,000
Severance Accrual	126,313	162,619
Legal Accrual	79,500	79,500
FSA Employee Deductions	275	275
ATM Settlement for the Tracks	7,344	7,344
Consulting Fees	73,869	9,814
Zurich Claim service fee	50,000	50,000
Directors Fees	—	210,000

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: March 30 — May 3, 2009

STATUS OF POSTPETITION TAXES

The beginning tax liability should  be the ending liability from the prior month or, if this is the first report, the amount should be zero.  Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.  Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. T	Ending Tax Liability
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	1,607,333		169,997			1,777,330
Wages Payable	13,398					13,398
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments	16,521,058					16,521,058
Professional Fees
Amounts Due to Insiders*
Other: Accrued Liabilities	9,242,065					9,242,065
Other:
Total Postpetition Debts	27,383,854		169,997			27,553,851

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re  Magna Entertainment Corp.

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	656,963
+ Amounts billed during the period	128,119
- Amounts collected during the period	527,824
Total Accounts Receivable at the end of the reporting period	257,258

Accounts Receivable Aging
0 - 30 days old	128,119
31 - 60 days old	64,948
61 - 90 days old	52,700
91+ days old	11,491
Total Accounts Receivable	257,258
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	257,258

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X